                                                                    EXHIBIT 99.3

                          WARRANT TERMINATION AGREEMENT

         THIS WARRANT TERMINATION AGREEMENT (this "Agreement") is made and entered into as of December 27, 2001 by and among Paradyne Networks, Inc., a Delaware corporation ("Paradyne"), Elastic Networks Inc., a Delaware corporation ("Elastic"), and Pequot Private Equity Fund II, L.P. ("Pequot").

                                    RECITALS

         A. Concurrently with the execution and delivery hereof, Paradyne, Phoenix Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Paradyne ("Sub"), and Elastic are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger (the "Merger") of Sub with and into Elastic in accordance with its terms.

         B. In consideration of the execution and delivery of the Merger Agreement by Paradyne and Sub, Pequot (in his or her capacity as such) desires to terminate that certain warrant to purchase of capital stock of Elastic so as to facilitate the consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

         1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

         2. Termination of Warrant. Pequot agrees that, effective as of the Effective Time (i) all of Pequot's rights pursuant to that certain Warrant to Purchase 51,230 Shares of Preferred Stock or Common Stock, As Applicable, of Elastic, dated August 4, 2000 (the "Warrant"), shall be cancelled and terminated, without any consideration therefor, and (ii) the Warrant shall be of no further force or effect.

         3. Appraisal Rights. Pequot hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Pequot may have.

         4. Additional Documents. Pequot hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Paradyne, to carry out the intent of this Agreement.

         5. Termination. If the Merger Agreement is validly terminated pursuant to the terms of Article 10 thereof, this Agreement shall be terminated and be of no further force or effect whatsoever as of the date of such valid termination of the Merger Agreement.

         6. Severability. If any term or other provision of this Agreement is held invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect

                                                                   FINAL VERSION


so long as the legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         7. Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without prior written consent of the other party hereto.

         8. Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided that any provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof by a writing signed by such party or an authorized representative thereof.

         9. Specific Performance; Injunctive Relief. The parties hereto acknowledge that Paradyne shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Pequot set forth in this Agreement. Therefore, Pequot hereby agrees that, in addition to any other remedies that may be available to Paradyne upon any such violation, Paradyne shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Paradyne at law or in equity.

         10. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                  If to Paradyne:   Paradyne Networks, Inc.
                                    8545 126th Avenue North
                                    Largo, Florida 33773
                                    Attention: Patrick Murphy
                                    Telephone: (727) 530-2000
                                    Facsimile (727) 530-2210

                  and to:           Alston & Bird LLP
                                    One Atlantic Center
                                    1201 West Peachtree Street


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
                                                                   FINAL VERSION



                                    Atlanta, Georgia 30309-3424
                                    Attention: Bryan E. Davis
                                               Richard J. Oelhafen, Jr.
                                    Telephone: (404) 881-7000
                                    Facsimile: (404) 881-4777

                  If to Elastic:    Elastic Networks Inc.
                                    6120 Windward Parkway, Suite 100
                                    Alpharetta, Georgia 30005
                                    Attention: Darrell E. Borne
                                    Telephone: (678) 297-3100
                                    Facsimile: (678) 566-5090

                  and to:           Hunton & Williams
                                    Bank of America Plaza, Suite 4100
                                    600 Peachtree Street, N.E.
                                    Atlanta, Georgia 30308-2216
                                    Attention: W. Tinley Anderson, III
                                               Charles F. Hollis, III
                                    Telephone: (404) 888-4000
                                    Facsimile: (404) 888-4190

                  If to Pequot:     To the address for notice set forth on the
                                    signature page hereof.

                  (a) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

                  (b) Entire Agreement. This Agreement, together with the documents expressly referred to herein, contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  (c) Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (d) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


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
                                                                   FINAL VERSION



         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

PARADYNE NETWORKS, INC.             PEQUOT PRIVATE EQUITY FUND II, L.P.



By: /s/ Patrick M. Murphy           By: Pequot Capital Management, Inc.
   --------------------------------    --------------------------------

Name: Patrick M. Murphy             Its: Investment Manager
     ------------------------------     -------------------------------

Title:
      -----------------------------
                                    By: /s/ Richard Joslin
                                       --------------------------------
                                                Richard Joslin

                                    Its: Vice President
                                        -------------------------------

ELASTIC NETWORKS INC.               Address:

By: /s/ Guy Gill                    500 Nayla Farm Road
   -------------------------------- Westport, Connecticut 06880

Name: Guy Gill
     ------------------------------

Title: President & CEO
      -----------------------------


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